Accelerating Keysight’s Growth Keysight Technologies to Acquire Ixia | 30 January 2017

Page 2 January 2017 Safe Harbor This presentation contains forward - looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The forward - looking statements contained herein include, but are not limited to, information regarding the ability of Keysight and Ixia to complete the transactions contemplated by the merger agreement, including the satisfaction of the conditions to the transactions set forth in the merger agreement, and Keysight’s and the combined group’s estimated or anticipated future results of operations. These forward - looking statements involve risks and uncertainties that could cause Keysight’s and the combined group’s results to differ materially from management’s current expectations. Such risks and uncertainties include, but are not limited to, unforeseen changes in the strength of Keysight’s and Ixia’s customers’ businesses; unforeseen changes in the demand for current and new products, technologies, and services; customer purchasing decisions and timing; unforeseen changes in future revenues, earnings and profitability of Keysight or Ixia; the risk that Keysight is not able to realize the savings or benefits expected from integration and restructuring activities relating to the proposed acquisition of Ixia; the risk that the required regulatory approvals for the proposed acquisition of Ixia are not obtained, are delayed or are subject to conditions that are not anticipated; and those risks and uncertainties discussed in Keysight’s Annual Report on Form 10 - K filed with the Securities and Exchange Commission on December 19, 2016 and Ixia’s Annual Report on Form 10 - K filed with the Securities and Exchange Commission on February 29, 2016.

Page 3 January 2017 Keysight Technologies and Ixia Leadership Team Introductions Ron Nersesian President and Chief Executive Officer, Keysight Technologies Neil Dougherty Senior Vice President, Chief Financial Officer, Keysight Technologies Jason Kary Vice President, Treasurer & Investor Relations, Keysight Technologies Bethany Mayer President and Chief Executive Officer, Ixia Mark Pierpoint Vice President, Internet Infrastructure Solutions, Keysight Technologies

Keysight Acquisition of Ixia

A Strong Combination	• **Opportunity to accelerate growth and expand market:** 100% complementary combination; adds $2.5B in Served Addressable Market (SAM) • **Enables breakthrough solutions in communications design and test** • **Aligns with Keysight's growth initiatives:** Grows software-driven revenues; increases number of R&D software engineers by approximately 65% • **Enhances cash flow:** Driven by cost synergies, improved revenue growth, and higher margin mix
Metrics & Timeline	• All cash purchase price of $19.65 per share / $1.6 billion enterprise value[1] • Funding mix determined between signing and close – Commitment to maintaining investment grade ratios – Expect to de-lever to ~2x leverage within 24 months – Funding may include cash on hand, debt and, as required, equity • Transaction expected to close no later than October 2017, subject to regulatory review and customary closing conditions
Attractive Financial Profile	• ROIC materially above cost of capital, mid-teens accretion to adjusted EPS within 24 months • Expected annual cost synergies of $60M, with $50M within 24 months of completion of acquisition[2] • Revenue synergies in excess of $50M by year 3 and $100M by year 5 • Material revenue synergies through cross-sale opportunities and sales channel enhancements

KEYSIGHT TECHNOLOGIES

(1) Approximate value calculated on a fully diluted basis.
(2) Based on Keysight management projections. Calculated on a non-GAAP basis. Excludes the impact of one-time integration and acquisition related costs.

January 2017 | Page 4

Page 5 January 2017 Industry Pioneer In Network Test; first to market for 10G, 25G, 40G, 50G, 100G, and 400G Technology Leader In Network Visibility and #1 in visibility access; h ighest performance, no dropped packets, best ease of use Ixia: A Network Test and Visibility Solutions Leader Market - Leading Contributions and Strong Financial Profile Ixia Adds Value to Customers Across the Network Lifecycle 2 Network Test 73% Network Visibility 27% 15 of the Top 15 NEMS 47 of the Top 50 Carriers 77 of the Fortune 100 Service Providers NEMS Network Equipment Manufacturers 43% Service Providers 23% Enterprise 34% Solutions: Driving the Opportunity in Visibility 1 Customer s: Growing the Enterprise Mix 1 Enterprise (1) YTD through 9/30/2016. (2) Source: Ixia investor presentation. Broad IP 400+ US and foreign patents issued or pending; 65% are software - related World Class Talent 1,823 employees; nearly 45% in R&D; 90% of R&D are software engineers Strong Profile Double - digit 4 - year revenue CAGR; 79% gross margin; ~35% recurring revenue

Page 6 January 2017 Accelerates Keysight’s strategy to move up the stack with software - centric solutions Acquisition of Ixia From hardware to software Physical Layer 1 Transport Layers 2, 3, 4 Application and Control Layers 5, 6, 7 Mobile Network Test Network and Application Testing, Visibility, and Security Keysight Classic Anite Ixia Mobile Device Test Electrical, RF & Optical Test Base Station Emulation Channel Emulation Drive Test Customer Experience Management Stack Layers

Page 7 January 2017 Ixia is Strategic and 100% Complementary ― Opportunity to accelerate growth and expand market • Network Visibility market experiencing double - digit annual growth driven by enhanced security needs and software - defined network trends • Opportunity to extend Ixia’s leading Network Test position by leveraging Keysight’s worldwide sales channel, and extend Keysight’s enterprise and carrier position by leveraging Ixia’s focused channel • Adds $2.5B to Keysight’s Served Addressable Market (SAM) ― Combination enables breakthrough solutions in communications design and test • Combines Keysight’s market - leading design and test solutions and customer reach with Ixia’s market leadership in Network Test and strong #2 position in Network Visibility • Enables a unique combination of Layer 1 to 7 end - to - end solutions for fast - growing segments of the communications ecosystem such as 5G, Wi - Fi and Internet of Things (IoT) ― Aligns with Keysight’s growth initiatives and enables additional software - centric solutions • Strong skills in cloud - based development and unique experience in delivering test and visibility solutions for cloud - based environments • Ixia solutions have high software content; recently introduced AWS cloud - based visibility solution • Ixia brings an innovative team with approximately 700 software engineers Combined company will have enhanced cash flow driven by cost synergies, improved revenue growth, and higher margin mix Source: Keysight estimates per F&S Global Wireless Study (Jan 2015), Analysis Mason Service Assurance (2015), Gartner Research (Jan 2016), Prime Data CTIS 2014, Test Mobile Market Assessment (Mar 2016).

Page 8 January 2017 Combination Creates Growth Opportunities Through Technology and Sales Leverage Keysight’s worldwide sales strength and physical layer leadership combined with Ixia’s protocol layer leadership enables new solutions and deeper market penetration Technology x Keysight’s wireless expertise combined with Ixia’s protocol stack and IP traffic generation enables new end - to - end solutions for assessing performance from the mobile device to the data center and the cloud Global Sales Channel x Keysight’s worldwide sales channel enables Ixia access to previously untapped non - US NEMs, particularly in Asia New Customers x Keysight’s longstanding engagement with US aerospace and defense prime contractors opens up new opportunities for Ixia’s network test solutions

Page 9 January 2017 Aligned With Keysight’s Disciplined and Well - Defined Criteria for Acquisitions • Aligns with strategic growth priorities • Delivers higher gross margin R&D or software solutions • Expands Served Addressable Market (SAM) • Focuses on f aster growing market segments or adds key technology • ROIC materially above cost of capital • Immediately accretive to Keysight earnings per share • Valuation aligns with appropriate market multiples Strategic Alignment Value Creation Growth

Transaction Summary

Financial Impact	**Significant cost synergies through infrastructure rationalization and supply chain efficiencies, as well as improved revenue growth via SAM expansion in higher-growth markets** • Combined company annual cost synergies of $60M; $50M achieved within 24 months • Revenue synergies in excess of $50M by year 3 and $100M by year 5 – Driven by cross-sale, channel enhancement, and leverage of relationships with NEMs and Carriers – Additive to standalone growth of both Keysight and Ixia **Focus on growth and operating model discipline drive sustainable cash flow and superior financial performance throughout the business cycle** • Strong free cash flow allows rapid deleveraging, while maintaining a conservative financial policy that supports commitment to investment grade financial ratios – Suspension of share repurchase program enables Keysight to de-lever to ~2x leverage within 24 months
Investor Returns	• **Revenue growth:** Increases Keysight's growth profile through exposure to higher growth markets and revenue synergy opportunities • **EPS growth:** Expect mid-teens accretion to adjusted EPS within 24 months of completion[1]

(1) Based on Keysight management projections. Calculated on a non-GAAP basis. Excludes the impact of one-time integration and acquisition related costs.

KEYSIGHT TECHNOLOGIES | January 2017 | Page 10

Page 11 January 2017 Industry pioneer and recognized leader in network test; a leader in network visibility solutions Deep expertise in IP network assessment, excellent customer relationships, software - centric business & team A Powerful Innovation Engine to Drive Growth A Combination of Complementary Strengths A global leader in communications with the ability to deliver end - to - end solutions across the network and up and down the stack Scale and operational excellence to drive both revenue and profit growth A software - centric team to enable further transformation and value creation A global leader in measurement instrumentation and software for physical layer testing Deep expertise in wireless technology, strong worldwide sales presence, proven operational discipline